MFS(R) NEW DISCOVERY FUND *

                      Supplement to the Current Prospectus

The portfolio manager section of the prospectus is hereby restated as follows:

The MFS New Discovery Fund is managed by a team of portfolio managers comprised of: David E. Sette-Ducati, an MFS Senior Vice President, and Robert A. Henderson, an MFS Vice President. Mr. Sette-Ducati and Mr. Henderson have been employed in the MFS investment management area since 1995 and 1996, respectively, and each became a portfolio manager of the fund effective April 26, 2002.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                  The date of this Supplement is May 28, 2002.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.